SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) : May 21, 1999

                    USA GROUP SECONDARY MARKET SERVICES, INC.
               (Exact name of Registrant as Specified in Charter)

Delaware                            333-63081                35-1872185
(State or Other                     (Commission              (IRS Employer
(Jurisdiction                       File Number)             Identification No.)
 of Incorporation)

            30 South Merdian Street, Indianapolis, Indiana 46204-3503
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (317) 951-5640

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

This Current Report on Form 8-K is being filed to file a copy of the documents attached hereto as exhibits in connection with the offering of SMS Student Loan Trust 1999-B Floating Rate Asset Backed Notes, Class A-1 and Class A-2.

Capitalized terms not defined herein have the meanings assigned in the Indenture.

Item 7. Financial statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits

            Exhibit No.
            -----------
            4.1   Servicing Agreement
            4.2   Trust Agreement
            4.3   Indenture
            99.1  Loan Sale Agreement
            99.2  Administration Agreement
            99.3  Appendix A to the Administration Agreement
            99.4  Schedule to the ISDA Master Agreement
            99.5  Confirmation to the ISDA Master Agreement


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              USA GROUP SECONDARY MARKET
                                              SERVICES, INC. as originator of
                                              the Trust

                                                                  (Registrant)


                                              By:   /s/ Cheryl E. Watson
                                                 -------------------------------
                                                 Name:  Cheryl E. Watson
                                                 Title: Senior Vice President

Date:  June 1, 1999


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                                  EXHIBIT INDEX

Exhibit Number                Description
--------------                -----------
4.1                        Servicing Agreement
4.2                        Trust Agreement
4.3                        Indenture
99.1                       Loan Sale Agreement
99.2                       Administration Agreement
99.3                       Appendix A to the Administration Agreement
99.4                       Schedule to the ISDA Master Agreement
99.5                       Confirmation to the ISDA Master Agreement